EXHIBIT 10.1
                              FORM OF AWARD LETTER



[date]



[Participant Name]
[Address]
[City, State  Zip]


RE: 1997 Long-Term Incentive Plan Performance Award and Targets for Six Month Period ending May 31, 2008

Dear Participant:

     The  Compensation  Committee  of the  Board  of  Directors  of  Worthington
Industries, Inc. (the "Company") has granted to you a Performance Bonus Award under the Company's 1997 Long-Term Incentive Plan (the "Plan") on the terms described below. The Performance Bonus Award is designed to provide incentive payouts to certain senior managers based on the attainment of stated financial performance targets over the six-month period ending May 31, 2008 (the "Performance Period").

     In an effort to focus on both the quantity and quality of earnings, the Performance Bonus Awards incorporate both an earnings and economic value added ("EVA") component. The Performance Bonus Award and the targets are for the six-month performance period ending May 31, 2008. For corporate officers, half of the possible Performance Bonus Award is allocated to the corporate earnings per share ("EPS") target and half to the corporate EVA target. For business unit executives, the Performance Bonus Award is structured a little differently: 20% of the possible Performance Bonus Award is allocated to the same corporate EPS targets as the corporate officers, 30% is allocated to business unit operating income targets, and 50% is allocated to business unit EVA targets.

     Your Performance Bonus Award for the Performance Period ending May 31, 2008 and specific performance targets are set forth below:

    ---------------------------------------------------------------------------
     Corporate EPS Targets        Corporate EPS* Targets           Cash Award
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
      Threshold                       $__________                  $__________
    ---------------------------------------------------------------------------
      Target                          $__________                  $__________
    ---------------------------------------------------------------------------
      Maximum                         $__________                  $__________
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
     Corporate EVA Targets        Corporate EVA* Targets           Cash Award
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
      Threshold                       $__________                  $__________
    ---------------------------------------------------------------------------
      Target                          $__________                  $__________
    ---------------------------------------------------------------------------
      Maximum                         $__________                  $__________
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------

* Targets are for the six-month period ending May 31, 2008. Restructuring charges and other unusual or non-recurring items will be excluded as determined in the discretion of the Compensation Committee.

    ---------------------------------------------------------------------------
     Business Unit __________         Business Unit**
     EVA Targets                        EVA Targets                Cash Award
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
      Threshold                       $__________ Million          $__________
    ---------------------------------------------------------------------------
      Target                          $__________ Million          $__________
    ---------------------------------------------------------------------------
      Maximum                         $__________ Million          $__________
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
     Business Unit __________         Business Unit**
     EOI Targets                        EOI Targets                Cash Award
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
      Threshold                       $__________ Million          $__________
    ---------------------------------------------------------------------------
      Target                          $__________ Million          $__________
    ---------------------------------------------------------------------------
      Maximum                         $__________ Million          $__________
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------

** Targets are for the six-month period ending May 31, 2008. Business unit results shall be calculated excluding corporate allocations not under direct control of the business unit and restructuring changes and other unusual or non-recurring items, as determined in the discretion of the Compensation Committee.

     Performance falling between threshold and target or between target and maximum will be pro rated on a linear basis.

     No payments will be made if performance falls below threshold. Each of the performance measures is free standing so that you will be able to earn a payout based upon the achievement of one measure, even if the threshold performance level is not achieved in the other measure.

     Calculation of the Company results and attainment of performance measures will be made solely by the Compensation Committee based upon the Company's consolidated financial statements. The Compensation Committee has the right to make changes and adjustments in calculating the performance measures to take into account unusual or non-recurring events, including, without limitation, changes in tax and accounting rules and regulations; extraordinary gains and losses; mergers and acquisitions and purchases or sales of substantial assets; provided that, if Section 162(m) of the Internal Revenue Code would be applicable to the pay-out of the Performance Awards hereunder, any such change or adjustment must be permissible under Section 162(m).

     The determination of the attainment of performance objectives and the amount of the Performance Bonus Awards payable will generally be finalized within a reasonable time after the applicable consolidated financial statements of the Company has been completed. Payments will then be made within a reasonable time after finalization by the Committee, unless there is a need for a delay.

     Unless the Committee elects a different form of payout, payments will be made in cash. The Committee may adopt provisions permitting the deferral of a portion or all of the payout into a Deferred Compensation Plan, provided that a timely deferral election is made. The Company may require payment of, or may withhold from payments, amounts necessary to meet any federal, state or local tax withholding requirements.

     In general, termination of employment terminates Performance Awards. Termination of employment for reasons of death, disability or retirement will result in a pro rata payout for the Performance Period. Termination of employment for any other reason, voluntary or involuntary, prior to the end of the Performance Period will result in the forfeiture of the Performance Bonus Award. Upon a change of control of the Company, all Performance Bonus Awards will be considered earned and payable at "Target" and will be immediately settled.

     The provisions of the Plan are incorporated herein by reference and a copy is available at your request.

     If you have any questions about your Performance Bonus Awards,  please call
_________________.


Very truly yours,